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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                            ______________________

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT:  JULY 12, 1995

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                      HUNTINGTON BANCSHARES INCORPORATED
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ______________________


    Maryland                         0-2525                     31-0724920
- ----------------              ---------------------       ----------------------
(STATE OR OTHER               (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
                            ______________________

                              Huntington Center
                             41 South High Street
                             Columbus, Ohio 43287
                                (614) 480-8300
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                     INCLUDING AREA CODE OF REGISTRANT'S
                         PRINCIPAL EXECUTIVE OFFICES)


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ITEM  5.  OTHER EVENTS.

        On July 12, 1995, Huntington Bancshares Incorporated issued a news release announcing its earnings for the second quarter ended June 30, 1995. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

        Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated July 12, 1995.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HUNTINGTON BANCSHARES INCORPORATED


Date:    July 17, 1995            By:      /s/ John D. Van Fleet
                                           ------------------------------------
                                           John D. Van Fleet
                                           Senior Vice President and
                                           Corporate Controller